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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20640

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                                  FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


              DATE OF REPORT
     (Date of Earliest Event Reported)                        July 3, 1996

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                      COLUMBIA/HCA HEALTHCARE CORPORATION

            (Exact name of Registrant as specified in its charter)

                                   DELAWARE
                            State of Incorporation

              001-11239                                       75-2497104
             (Commission                                   (I.R.S. Employer
            File Number)                                  Identification No.)

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ITEM 7(C).  EXHIBITS

    The following exhibit is furnished in accordance with Item 601 of Regulation S-K.

        1. Terms Agreement, dated July 2, 1996, by and among Columbia/HCA Healthcare Corporation and Salomon Brothers Inc, Bear, Stearns & Co. Inc., CS First Boston Corporation and Dean Witter Reynolds Inc.
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                                  SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        COLUMBIA/HCA HEALTHCARE CORPORATION
                                        (Registrant)

                                        By:       /s/ STEPHEN T. BRAUN
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                                            Stephen T. Braun,
                                            Senior Vice President and
                                            General Counsel

Date: July 3, 1996